FOURTH AMENDMENT TO
                       AGREEMENT OF LIMITED PARTNERSHIP OF
              LOUISIANA LITHOTRIPSY INVESTMENT LIMITED PARTNERSHIP


                  THIS AMENDMENT, effective as of the 1st day of April, 1999, is entered into by and among Lithotripters, Inc., a North Carolina corporation and the General Partner of Louisiana Lithotripsy Investment Limited Partnership, a North Carolina limited partnership (the "Partnership"), and the Limited Partners of the Partnership.

                                R E C I T A L S:
                                 ---------------

                  1. The General Partner and the Limited Partners, hereinafter collectively referred to as the "Partners", entered into that certain Amended and Restated Agreement of Limited Partnership of Louisiana Lithotripsy Investment Limited Partnership, dated as of October 30, 1989, as amended by that certain First Amendment to Agreement of Limited Partnership of the Partnership, effective as of January 1, 1990, and as amended by that certain Second Amendment to Agreement of Limited Partnership of the Partnership, effective as of January 1, 1997, and as amended by that certain Third Amendment to Agreement of Limited Partnership of the Partnership, effective as of July 1, 1998 (the "Partnership Agreement").

                  2. The Partners desire to further amend the Partnership Agreement to reflect the Partners's adjusted Percentage Interests resulting from the Partnership's Dilution Offering, and the subsequent admission of the following new Limited Partners to the Partnership; Christopher P. Fontenot, M.D. (1.000%), Gordon Sean Healey (0.500%), Brad Johnson (1.000%), Chuen K. Kwok (1.000%), Steven A. Socher (1.000%), Lance Templeton (1.000%) and Kenneth S. Verheeck (1.000%).

                  NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and agreements herein contained, the parties hereto agree as follows:

                           Schedule A-2 is deleted in its entirety and a new Schedule A-3, attached hereto, is substituted in its place.

                  IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals effective as of the date first above written.

                                                     GENERAL PARTNER:

                                                     Lithotripters, Inc.


                                                     By:/s/ Joseph Jenkins, M.D.
                                                     ---------------------------
                                                            Joseph Jenkins, M.D.
                                                            President





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                                                     ALL THE LIMITED PARTNERS OF
                                                     THE PARTNERSHIP WHOSE NAMES
                                                     APPEARED ON SCHEDULE A-3

                                                     By:/s/ Joseph Jenkins, M.D.
                                                     ---------------------------
                                                            Joseph Jenkins, M.D.
                                                            Attorney-in-Fact1
--------
     1            Pursuant to a Power of Attorney given by the Limited Partners.



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                                                                    SCHEDULE A-3

                        Schedule of Partnership Interests

              LOUISIANA LITHOTRIPSY INVESTMENT LIMITED PARTNERSHIP

            CONTRIBUTIONS OF CAPITAL TO THE PARTNERSHIP AND INTERESTS

                                 Cash Contribution(1)     Percentage Interest(2)
                                  -----------------        -------------------
General Partner

Lithotripters, Inc.                  $1,000.00                   1.165%
2008 Litho Place, Suite 201
Fayetteville, NC  28304
Limited Partners

Thomas Alderson, M.D.                $2,000.00                   2.281%
234 S. Ryan
Lake Charles, LA  70601
David Autin, M.D.                    $2,500.00                   2.853%
4212 W. Congress
Lafayette, LA  70503
Bruce Bass, M.D.                     $1,000.00                   1.136%
234 S. Ryan
Lake Charles, LA  70601
Al Beachum, M.D.                     $3,500.00                   3.989%
913 S. College Road
Lafayette, LA  70503
Maged R. Botros, M.D.                $2,500.00                   2.853%
Mary Dickerson Hospital
Jasper, TX  75951
J. Bourdreau, M.D.                   $1,000.00                   1.136%
4212 W. Congress
Lafayette, LA  70503
Charles Bowie, M.D.                  $1,000.00                   0.757%
4400 Moosa Blvd.
Eunice, LA  70535
Edward Breaux, M.D.                  $2,000.00                   2.281%
118 Hospital Drive
Lafayette, LA  70503




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                          Cash Contribution(1)            Percentage Interest(2)
Joseph Busby, M.D.              $2,500.00                        2.853%
2104-G Loop Road
Winnsboro, LA  71295
J. Michael Cage, M.D.           $2,500.00                        1.902%
711 St. John Street
Monroe, LA  71201
Gerardo Chica, M.D.             $2,000.00                        2.281%
1323 S. 27th, Suite 300
Nederland, TX  77627
Martin Ducote, M.D.             $3,500.00                        3.989%
604 St. Landry Street
Lafayette, LA  70506
Edwin Edgerton, M.D.            $1,000.00                        0.757%
2417 N. 7th Street
West Monroe, LA  71291
John Enright, M.D.              $2,000.00                        2.281%
234 S. Ryan
Lake Charles, LA  70601
Christopher P. Fontenot(3)     $32,028.00                        1.180%
Carroll Guinn, M.D.             $1,000.00                        1.136%
602 N. Lewis
New Iberia, LA  70560
James M. Harris, M.D.           $2,000.00                        2.281%
810 Hospital Drive
Beaumont, TX  77701
John Denton Harris, M.D.        $3,500.00                        3.989%
810 Hospital Drive
Beaumont, TX  77701
G. Bruce Healey, M.D.           $2,000.00                        2.281%
3020 Allison
Groves, TX  77619
Gordon Sean Healey(3)          $16,014.00                        0.590%
John Henderson, M.D.            $2,500.00                        2.853%
810 Hospital Drive
Beaumont, TX  77701




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                                  Cash Contribution(1)    Percentage Interest(2)
George Hoffman, M.D.                 $2,500.00                   2.853%
3212 Concord Dr., Suite F
Orange, TX  77630
Brad Johnson(3)                     $32,028.00                   1.180%
Thomas Jordan                          $281.25                   0.425%
233 W. Broadway, Suite 501
Louisville, KY  40202
Chuen K. Kwok(3)                    $32,028.00                   1.180%
Edmond Lamperez, M.D.                $1,000.00                   0.757%
602 N. Lewis
New Iberia, LA  70560
Arthur Liles, M.D.                   $2,500.00                   2.853%
711 St. John Street
Monroe, LA  71201
Lithotripters, Inc.(4)               $2,000.00                   8.467%
2008 Litho Place
Fayetteville, NC  28304
Leo Lowentritt, M.D.                 $2,500.00                   2.853%
3311 Prescott Road
Alexandria, LA  71301
Don F. Marx, M.D.                    $2,500.00                   2.853%
North Monroe Medical Plaza
Suite I
Monroe, LA  71203

Robert Marx, M.D.                    $2,000.00                   2.281%
417 Wood Street
Monroe, LA  71201
James Meek, M.D.                     $2,000.00                   1.523%
301 4th Street
Alexandria, LA  71301
Charles E. Moss, M.D.                $2,000.00                   2.281%
118 Hospital Drive
Lafayette, LA  70503
Seth Novoselsky, M.D.                $1,000.00                   1.136%
3311 Prescott Road
Suite 103
Alexandria, LA  71301




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                            Cash Contribution(1)          Percentage Interest(2)
Tika Ranjitkar, M.D.            $2,000.00                             2.281%
1200 S. Farmerville
Ruston, LA  71270
James Rounder, M.D.             $1,000.00                             1.136%
3311 Prescott Road
Suite 103
Alexandria, LA  71301
Manuel Soasai, M.D.             $2,500.00                             2.853%
710 S. 8th Street
Beaumont, TX  77701
Steven A. Socher(3)             $32,028.00                            1.180%
Benjamin Stage, M.D.             $2,500.00                            2.853%
612 S. Washington
Bastrop, PA  71220
Charles Tanner, M.D.             $1,000.00                            0.757%
1200 S. Farmerville
Ruston, LA  71270
Lane Templeton(3)               $32,028.00                            1.180%
Paul Tennis, M.D.                $2,500.00                            2.853%
711 St. John Street
Monroe, LA  71201
Richard Texada, M.D.             $1,000.00                            1.136%
3311 Prescott Road
Alexandria, LA  71301
Jack Thielen, M.D.               $1,000.00                            1.136%
234 S. Ryan
Lake Charles, LA  70601
Kenneth S. Verheeck(3)          $32,028.00                            1.180%
J.W. Vildibill, M.D.             $3,500.00                            3.989%
604 St. Landry Street
Lafayette, LA  70506
         TOTAL                  286,463.25                           100.00%

(1) The cash contributions reflect the initial cash contributions of those Partners who currently hold an interest in the Partnership.

(2)      Percentage figures are approximated.



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(3)      Limited partnership interest was acquired pursuant to the Partnership's dilution offering which closed March 31, 1999.

(4) Lithotripters, Inc. acquired a portion of its percentage interests pursuant to various assignments from limited partners of the Partnership effective as of January 1, 1997, and made no cash contributions to the Partnership for the limited partner interests received as a result of such assignments.



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